                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              Racom Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 RACOM SYSTEMS, INC.
                             6080 GREENWOOD PLAZA BLVD.
                         GREENWOOD VILLAGE, COLORADO 80111

                                 PROXY STATEMENT AND
                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD SEPTEMBER 15, 1998

     To the shareholders of Racom Systems, Inc.:

     A Special Meeting of the shareholders of Racom Systems, Inc. (the "Company") will be held at the Company's executive offices, 6080 Greenwood Plaza Blvd., Greenwood Village, Colorado 80111, at 9:00 A.M. on September 15, 1998, or at any adjournment or postponement thereof, for the following purposes:

     1. To increase the Company's authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares.

     2. To increase the number of shares reserved for issuance under the Company's 1993 Employee Stock Option Plan from 1,700,000 shares to 3,200,000 shares.

     Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on July 31, 1998 will be entitled to notice of and to vote at the Special Meeting or at any adjournment or postponement thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                         BY ORDER OF THE BOARD OF DIRECTORS

                         John A. Hinds
                         Chairman

August 15, 1998

                                   PROXY STATEMENT

                                RACOM SYSTEMS, INC.
                            6080 GREENWOOD PLAZA BLVD.
                         GREENWOOD VILLAGE, COLORADO 80111
                             TELEPHONE: (303) 771-2077

                          SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD SEPTEMBER 15, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Racom Systems, Inc. (the "Company"), a Delaware corporation, of $.01 par value Common Stock ("Common Stock") to be voted at the Special Meeting of Shareholders of the Company ("Special Meeting") to be held at 9:00 A.M. on September 15, 1998, or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all shareholders of the Company on or about August 15, 1998. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the proposals set forth herein.

     Any shareholders giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Special Meeting, that the proxy be returned.

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

                      VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The close of business on July 31, 1998 has been fixed by the Board of Directors of the Company as the record date (the "record date") for the determination of shareholders entitled to notice of and to vote at the Special Meeting. On the record date, there were outstanding 13,442,532 shares of Common Stock, each share of which entitles the holder thereof to one vote on each matter which may come before the Special Meeting. Cumulative voting for directors is not permitted.

     A majority of the issued and outstanding shares entitled to vote, represented at the Special Meeting in person or by proxy, constitutes a quorum at any shareholders' meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information concerning the holdings of Common Stock by each person who, as of July 31, 1998, holds of record or is known by the Company to hold beneficially or of record, more than 5% of the Company's Common Stock, by each director, and by all directors and executive officers as a group. All shares are owned beneficially and of record. The address of all persons is in care of the Company at 6080 Greenwood Plaza Blvd., Greenwood Village, Colorado 80111.


                                              NUMBER OF
                                              SHARES OF
                                               COMMON
                                             STOCK OWNED        PERCENT OF
                                              OF RECORD        COMMON STOCK
        NAME                              AND BENEFICIALLY        OWNED
        ----                              ----------------        -----
John A. Hinds(1)                             130,000              1.0%
Mark R. Davison(2)                            45,000               .3%
George J. Stathakis(3)                        70,000               .5%
Chas Yap Hock Eng(4)                          25,000               .2%
Roger Bertman(5)                              25,000               .2%
Arthur B. Rancis                                 --                --
Intag International Limited (6)            5,694,298             41.4%
Ramtron International Corporation (7)      5,051,452             36.9%
All officers and directors                   366,000              2.0%
as a group (9 persons)(1)(2)(3)(4)(5)

----------
(1) Includes 10,000 shares and options to purchase 75,000,40,000 and 5,000 shares of Common Stock at $1.13, $1.62 and $1.25, respectively, per share until December 18, 2002, April 21, 2003, and June 28, 2003, respectively, issued under the Company's 1993 Employee Stock Plan.

(2) Includes options to purchase 25,000 and 20,000 shares of Common Stock at $2.50 and $1.40 per share, respectively until May 15, 2001 or December 31, 2001, respectively, issued under the Company's 1993 Employee Stock Plan. Does not include 5,372,532 shares or 321,766 common stock purchase warrants held by Intag International Limited, a publicly-held Australian company for which Mr. Davison serves as a director.

(3) Includes 5,000 shares and options to purchase 20,000, 25,000 and 20,000 shares of Common Stock at $1.40, $2.50 and $1.00, respectively, until December 31, 2002, October 25, 2000 and July 12, 2003, respectively, issued under the Company's 1993 Employee Stock Plan. Does not include 4,800,000 shares or 251,452 common stock purchase warrants held by Ramtron International Corporation, a publicly-held company for which Mr. Stathakis serves as a director.

(4) Includes options to purchase 25,000 shares of Common Stock at $2.44 per share until June 11, 2002, whichever is earlier, issued under the Company's 1993 Employee Stock Plan.

(5) Includes options to purchase 25,000 shares of Common Stock at $1.00 per share until June 12, 2003, issued under the Company's 1993 Employee Stock Plan.

(6) Includes 200,000 common stock purchase warrants exercisable at $2.50 per share at any time until June 13, 1999 and 121,766 common stock purchase warrants exercisable at $2.50 per share at any time until October 4, 2001.

(7) Includes 251,452 common stock purchase warrants exercisable at $2.50 per share at any time until October 4, 2001.

               PROPOSAL TO INCREASE AUTHORIZED SHARES OF COMMON STOCK.

     The Company currently has authorized 20,000,00 shares of its $.01 par value Common Stock of which 18,122,030 shares have been issued or are reserved for issuance upon exercise of common stock options and common stock purchase warrants.

     Upon issuance, the shares of Common Stock are not subject to further assessment or call. The holders of Common Stock are entitled to one vote for each share held of record on each matter submitted to a vote of shareholders. Cumulative voting for election of directors is not permitted. Subject to the prior rights of any series of preferred stock which may be issued by the Company in the future, holders of Common Stock are entitled to receive ratably such dividends that may be declared by the Board of Directors out of funds legally available therefor, and, in the event of the liquidation, dissolution or winding up of the Company, are entitled to share ratably in all assets remaining after payment of liabilities. Holders of Common Stock have no preemptive rights or rights to convert their Common Stock into any other securities.

     The Board of Directors of the Company has approved an amendment to the Company's Certificate of Incorporation which provides for an increase in the number of authorized shares of Common Stock to 40,000,000 shares. The Board of Directors believes that the increase in the number of authorized shares of Common Stock will provide the Company with the necessary flexibility to plan for and react effectively to potential future corporate opportunities, including but not limited to capital-raising transactions and potential acquisitions of businesses or assets. Shareholders are advised, however, that the Board of Directors does not at this time have any specific plans, understandings or arrangements, written or oral, for issuance of any additional shares of Common Stock.

     Although the increase in the number of authorized shares of Common Stock is intended to provide greater financial flexibility to the Company, the issuance of additional shares can result in substantial dilution of the ownership interest and concomitant voting power of existing holders of Common Stock. The shareholders of the Company do not have preemptive rights and, as a result, they may not be able to obtain additional shares of Common Stock from the Company upon the same terms as those the Company may offer to others.

     Furthermore, a high number of authorized, uncommitted shares of Common Stock resulting from the increase in the number of authorized shares proposed hereby could be considered to have anti-takeover effects. The Board of Directors will have the authority to issue a substantial number of shares in a takeover situation to solidify its or other parties' positions of control over the Company. Shareholders should be aware, however, that the Board of Directors has a fiduciary obligation to analyze the potential effects of the issuance of any shares upon the Company and its shareholders and to issue shares only when the Board of Directors believe the issuance to be in the best interests of the Company and its shareholders.

     The Board of Directors recommends that the Company's shareholders approve this amendment to the Certificate of Incorporation providing for the increase in the number of authorized shares of Common Stock from 20,000,000 to 40,000,000.
A vote in favor by the holders of at least a majority of the outstanding shares of Common Stock is required to approve this proposal.

PROPOSAL TO INCREASE SHARES RESERVED UNDER THE COMPANY'S 1993 EMPLOYEE STOCK OPTION PLAN

     In May 1993, the Company's shareholders adopted the Company's 1993 Employee Stock Plan (the "Plan"), which provides for the grant of stock options intended to qualify as "incentive stock options" and "nonqualified stock options" (collectively "stock options") within the meaning of Section 422 of the United States Internal Revenue Code of 1986 (the "Code). Stock options are issuable to any officer, director, key employee or consultant of the Company. The Plan also allows for the granting of limited stock appreciation rights upon a change of control as defined in the Plan.

     The Company had reserved 1,700,000 shares of Common Stock for issuance under the Plan and seeks to increase such reservation to 3,200,000 shares. The Plan is administered by the Compensation Committee of the Board of Directors, which, subject to approval by the Board of Directors, determines which individuals shall receive stock options, the time period during which the stock options, the time period during which the stock options may be exercised, the number of shares of Common Stock that may be purchased under each stock option and the stock option price.

     The per share exercise price of incentive stock options may be not less than the fair market value of the Common Stock on the date the option is granted. The per share exercise price of nonqualified stock options may not be less than 85% of the fair market value of the Common Stock on the date the option is granted. No employee may be granted incentive stock options to the extent the aggregate fair market value (determined as of the date the stock option is granted) of the Common Stock with respect to which any such options are exercisable for the first time during a calendar year would exceed $100,000. No employee who owns, directly or indirectly, at the time of the granting of an incentive stock option, more than 10% of the total combined voting power of all classes of stock of the Company is eligible to receive incentive stock options under the Plan unless the stock option price is at least 110% of the fair market value of the Common Stock subject to the stock option on the date of grant.

     No incentive stock options may be transferred by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the stock option may only be exercisable by the optionee. The exercise date of a stock option granted under the Plan cannot be later than ten years from the date of grant. Any stock options that expire unexercised or that terminate for any reason become available once again for issuance. Shares issued upon exercise of a stock option will rank equally with other shares then outstanding.

     As of the record date, an aggregate of 1,310,000 stock options had been granted to officers and directors of the Company at exercise prices ranging from $1.00 to $2.50 per share.

     The Company's Board of Directors recommends that the shareholders approve the proposal to increase the number of shares reserved for issuance under the Plan to 3,200,000 shares. The Board of Directors believes that options issuable under the Plan assist the Company in hiring and retaining officers, directors, key employees and consultants by providing an additional financial incentive to such individuals.

     A vote in favor by the holders of at least a majority of the shares represented at the Special Meeting is required to approve the proposal.


     The above notice and Proxy Statement are sent by order of the Board of Directors.

August 15 1998

                                        John A. Hinds
                                        Chairman

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                        PROXY
                      FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                                 RACOM SYSTEMS, INC.
                            TO BE HELD SEPTEMBER 15, 1998


     The undersigned hereby appoints John A. Hinds as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Racom Systems, Inc. held of record by the undersigned on July 31, 1998, at the Special Meeting of Shareholders to be held September 15, 1998, or any adjournment or postponement thereof.

     1. To increase the Company's authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares.

          FOR            AGAINST             WITHHOLD VOTE
              -----              -----                     -----

     2. To increase the number of shares reserved for issuance under the Company's 1993 Employee Stock Option Plan from 1,700,000 shares to 3,200,000 shares.

          FOR            AGAINST             WITHHOLD VOTE
              -----              -----                     -----

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER THE PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
      -------------------------    ---------------------------------------------
                                        Signature

PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY

CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.
                                   ---------------------------------------------
                                   Signature, if held jointly


     PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING OF SHAREHOLDERS. _____